UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 10, 2023

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MediXall Group, Inc.

(Exact name of registrant as specified in its charter)

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Nevada	333-186282	33-0864127
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

2598 E. Sunrise Blvd., Suite 2104, Fort Lauderdale, Florida 33304

(Address of Principal Executive Office) (Zip Code)

(877) 558-7750

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02   Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 10, 2023, the board of directors of MediXall Group, Inc. (the "Company") appoint Robert L. Hood as member of the board of directors.

Robert L. Hood has a diverse executive management background, having held positions in operations, corporate planning, strategic marketing, and business development for various corporations in different industries. His strengths are in providing leadership and strategic direction, especially for new ventures and business development opportunities.

In the early 1980’s while Director of Corporate Planning at GATX, Bob was one of the pioneers of the systematic strategic planning process, which evolved into the strategic marketing programs of the 21st Century.

1984 as Director of Corporate Planning for Bally, he spearheaded the acquisition of Life Cycle Inc., which became Life Fitness, one of the world’s largest and most successful exercise equipment companies. As a Co-owner and Executive Vice President of Business Development, Bob directed the pioneering of several exercise equipment technological breakthroughs.

As a principal with WellCare Dimensions Inc. (WCD), a consulting firm focused on new dimensions in health and well-being solutions. WellCare Dimensions provides tools, training, and resources for individuals and corporations to manage and control their healthcare costs by being responsible for their health and well-being.

Currently, Bob is Chief Operating Officer at Health Karma Inc., which provides 1st Moment™ Virtual Solutions. These solutions include in-the-moment virtual 24/7/365 behavioral health consultations for employees, students, and others which address a wide range of work-related or personal behavioral health issues such as stress, anxiety, depression, substance abuse, domestic conflicts, and relationships. Health Karma also offers a solution to prevent and mitigate work comp claims and costs by providing Registered Nurse triage services 24/7/365, along with confidential behavioral health consultations, targeting the lack of focus as a major cause of workplace injuries. Health Karma provides an anonymous Trauma Helpline for First Responders to destress and process traumatic situations, helping to prevent work comp claims, disabilities, and suicides. Additionally, the company offers $0 co-pay virtual healthcare services to address the needs of the non-insured and under-insured, benefiting both employers and employees.

Item 9.01   Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MediXall Group Inc.

Dated: October 11, 2023	By:	/s/ Travis Jackson
	Name:	Travis Jackson
	Title:	Chief Executive Officer